UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 14, 2009

K's Media

(Exact Name of Registrant as Specified in Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-52760

(Commission File Number)

75-3263792

(I.R.S. Employer Identification No.)

Rm.1909,Tower A, The Spaces International Center.
No.8,Dongdaqiao Road, ChaoYang District,
Beijing 100020,P.R China

(Address of Principal Executive Offices) (Zip Code)

86-10-5921-2230

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

1

Item 4.01    Changes in Registrant's Certifying Accountant.

On August 27, 2009, K's Media (the "Company") furnished a Form 8-K under Item 4.01 announcing the dismissal of Goldman Parks Kurland Mohidin LLP as the Company's Certifying Accountant, and the engagement of Michael T. Studer as the Company's new Certifying Accountant.

The Company has provided Goldman Parks Kurland Mohidin LLP with a copy of the report prior to its filing with the Securities and Exchange Commission (the "SEC") and requested that Goldman Parks Kurland Mohidin LLP furnishes it with a letter addressed to the SEC stating whether or not it agrees with the statements in the Form 8-K filed on August 27, 2009. A copy of such letter is filed as Exhibit 16.1 to this amended report.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number        Description

16.1          Letter dated August 26, 2009 from Goldman Parks Kurland Mohidin LLP to the SEC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

K's Media
September 14, 2009	By:	/s/ Jake Wei
Jake Wei
Chief Financial Officer